UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(b)

On June 12, 2019, The Meet Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Proposals voted on by stockholders at the Annual Meeting included:

1.	To elect six members to our Board of Directors (the “Board”);

2.
To hold an advisory vote to approve our named executive officer compensation as disclosed in the Company’s proxy statement, as amended, filed with the Securities and Exchange Commission on April 29, 2019 and May 3, 2019 (the “2019 Proxy Statement”);

3.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

4.	To approve the Company’s Amended and Restated Certificate of Incorporation; and

5.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

There were outstanding 75,319,567 shares of common stock each share being entitled to vote. 64,189,271 votes (85% of the outstanding shares) were cast. The results for each of the proposals were as follows:

1.	Election of Directors to serve until the 2020 Annual Meeting of Stockholders or until their successors are elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jean Clifton	37,205,341	1,011,546	799,479	25,172,905
Geoffrey Cook	37,891,276	1,077,048	48,042	25,172,905
Christopher Fralic	37,721,539	493,637	801,190	25,172,905
Spencer Rhodes	36,767,258	2,207,954	41,154	25,172,905
Bedi Singh	37,872,687	1,095,215	48,464	25,172,905
Jason Whitt	37,101,655	1,113,661	801,050	25,172,905

2.	Approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the 2019 Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,105,350	3,088,031	822,985	25,172,905

3.	Ratification of the appointment of RSM US LLP and affiliated entities as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

FOR	AGAINST	ABSTAIN
63,055,308	1,068,865	65,098

4.	Approval of the Company’s Amended and Restated Certificate of Incorporation as disclosed in the Company’s 2019 Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,834,820	2,372,604	808,942	25,172,905

5.	The stockholders of the Company approved, on an advisory basis, one-year intervals for the frequency of future advisory votes on the compensation of the Company’s names executive officers:

ONE-YEAR	TWO-YEAR	THREE-YEAR	ABSTAIN
34,867,398	147,185	3,919,739	82,044

The information in this Item 5.07 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities & Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date:	June 12, 2019	By: /s/ Geoff Cook
Name: Geoff Cook Title: Chief Executive Officer